Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Windtree Therapeutics, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2025

/s/ Jed Latkin
Jed Latkin
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Jamie McAndrew
Jamie McAndrew
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)